SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Tower I, 11700 Plaza America Drive, Suite 500, Reston,	VA 20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

7601 Lewinsville Road, Suite 300, McLean VA 22102

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

On June 23, 2005, NVR, Inc. issued a press release reporting that effective July 1, 2005, NVR’s Board of Directors appointed the following executive officers: Dwight C. Schar will serve as the Chairman of the Board; Paul C. Saville, presently NVR’s Chief Financial Officer, will become NVR’s Chief Executive Officer; Dennis M. Seremet, presently NVR’s Controller, will become the Chief Financial Officer; Robert W. Henley, presently Assistant Controller of NVR, will become the Controller; and William J. Inman will continue to serve as President of NVR’s mortgage-banking operations.

Mr. Schar, age 63, joined Ryan Homes in 1969 and left in 1977 to found NVHomes. After much success in the early 80’s, Mr. Schar acquired Ryan Homes in 1987, and renamed the combined company NVR. Mr. Schar has acted as the Chairman and CEO of NVR since 1987.

Mr. Saville, age 49, joined Ryan Homes in 1981 and has held various finance positions with the Company. On September 30, 1993, Mr. Saville was appointed to the position of Chief Financial Officer. In 2002, he was promoted to an Executive Vice President position, keeping his role as Chief Financial Officer while becoming more involved in the operational aspects of the business.

Mr. Seremet, age 50, joined NVR in 1988 as the assistant controller. From 1990 until 1995, Mr. Seremet served as the Vice-President Finance of NVR’s homebuilding operations. On April 1, 1995, Mr. Seremet became an executive officer, being named NVR’s Vice President and Controller. In 2004, he was named a Senior Vice President.

Mr. Henley, age 38, joined NVR in 1994. Mr. Henley started his career at KPMG LLP after graduating from the University of Maryland in 1991. From 1995 until 2000, Mr. Henley served as the Company’s Manager of SEC Reporting. In 2000, Mr. Henley was appointed to the position of assistant controller.

Attached as exhibits to this Form 8-K are employment agreements for Mssrs. Schar, Saville, Seremet and Inman reflecting the terms of their respective employment.

As Controller, Mr. Henley will earn a salary of $175,000. He will also participate in the 2005 Annual Incentive Compensation Program as described in Exhibit 10.1 of NVR’s Form 8-K filed March 1, 2005 with the Securities and Exchange Commission. His maximum potential payout under the 2005 Annual Incentive Compensation Program is equal to 100% of his base salary.

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Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Number	Description
10.1	Employment Agreement between NVR, Inc. and Dwight C. Schar dated July 1, 2005.

10.2	Employment Agreement between NVR, Inc. and Paul C. Saville dated July 1, 2005.

10.3	Employment Agreement between NVR, Inc. and Dennis M. Seremet dated July 1, 2005.

10.4	Employment Agreement between NVR, Inc. and William J. Inman dated July 1, 2005.

99.1	Press release dated June 23, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: June 29, 2005	By:	/s/ Paul C. Saville
	Name:	Paul C. Saville
	Title:	Executive Vice President and
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
10.1	Employment Agreement between NVR, Inc. and Dwight C. Schar dated July 1, 2005.

10.2	Employment Agreement between NVR, Inc. and Paul C. Saville dated July 1, 2005.

10.3	Employment Agreement between NVR, Inc. and Dennis M. Seremet dated July 1, 2005.

10.4	Employment Agreement between NVR, Inc. and William J. Inman dated July 1, 2005.

99.1	Press release dated June 23, 2005.

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